EXECUTION

                              HRPT PROPERTIES TRUST
              FIRST AMENDMENT AND LIMITED WAIVER TO LOAN AGREEMENT


         This FIRST AMENDMENT AND LIMITED WAIVER TO LOAN AGREEMENT (this "Amendment") is dated as of February 12, 1999 and entered into by and among HRPT PROPERTIES TRUST, a Maryland real estate investment trust, formerly known as Health and Retirement Properties Trust ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC, a limited liability company organized under the laws of Delaware, as agent for Lenders ("Agent") and Fleet National Bank, as Administrative Agent ("Administrative Agent"), and, for purposes of Section 6 hereof, the Guarantors listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Loan Agreement dated as of April 2, 1998 (the "Loan Agreement") by and among Borrowers, Lenders, Agent, Administrative Agent and certain of Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

         WHEREAS, Borrower intends to focus its investments on office properties and has recently formed Senior Housing Properties Trust, a Maryland real investment trust and a wholly-owned direct subsidiary of Borrower ("Senior Housing") with the intention of transferring its senior housing properties to Senior Housing and its Subsidiaries and, subsequent to such transfer, spinning off Senior Housing to the existing common shareholders of Borrower (the "Spin-Off"); and

         WHEREAS, Borrower, Lenders, Agent and Administrative Agent desire (i) whether or not the Spin-Off is consummated, to amend the Loan Agreement to remove the restriction from Section 6.8 of the Loan Agreement which provides that the aggregate amount of Indebtedness of Borrower and its Subsidiaries cannot exceed the Aggregate Allowed Value of Eligible Properties and Eligible Mortgages that consist of interests in facilities that are used for healthcare or related services, and (ii) to waive the provisions of the Loan Agreement to the extent required to permit the Spin-Off and certain related transactions.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.        AMENDMENTS TO THE LOAN AGREEMENT.

1.1 Amendment to Section 1: Definitions. The definition of "Tangible Net Worth" set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting the words "or of Senior Housing Properties Trust, a Maryland real estate investment trust," immediately after the reference to "Hospitality Properties Trust" in clause (v) of the exclusions thereto.

1.2 Amendment to Section 6: Negative Covenant. Clause (a) of Section 6.8 of the Loan Agreement is hereby amended by deleting the words "the lesser of (x)" from the sixth line thereof and the words "or (y) 100% of the aggregated Allowed Value of Eligible Properties and


                                                                       EXECUTION

Eligible Mortgages that consist of interest in facilities that are used for healthcare or related services" from the seventh, eighth and ninth lines thereof.

Section 2.        LIMITED WAIVER.

2.1 Waiver. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive compliance with the provisions of Sections 6.3(a), 6.3(b)(iii) and
6.5 of the Loan Agreement to the extent, and only to the extent, necessary to permit Borrower to (i) contribute, or permit its Subsidiaries to contribute, some or all of its senior housing properties (including senior housing, congregate communities, assisted living properties and nursing homes) to certain newly-created Subsidiaries, (ii) contribute the stock of the Subsidiaries described in the foregoing clauses to Senior Housing immediately prior to the Spin-Off, and (iii) distribute some or all of the common shares of Senior Housing to its common shareholders as an extraordinary dividend; provided, that
(x) the proceeds of any promissory note or any cash received by Borrower in consideration of any of the transactions described in the foregoing clauses or the Spin-Off shall immediately be applied to the prepayment of the Loans and (y) the distribution described in clause (iii) shall otherwise be made in compliance with the provisions of Section 6.2.

2.2 Limitation of Waiver. Without limiting the generality of the provisions of subsection 10.4 and 10.6 of the Loan Agreement, the waiver set forth above shall be limited precisely as written and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) sections 6.3(a), 6.3(b)(iii) and 6.5 of the Loan Agreement in any other instance or (ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein (whether in connection with the Spin-Off and the related transactions or otherwise); or

                  (b) prejudice any right or remedy that Agent, Administrative Agent or Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

Section 3.        RELEASE.

         Upon  the  consummation  of  the  Spin-Off,   Senior  Housing  and  its
Subsidiaries shall be released from the guarantee set forth in Section 9 of the Loan Agreement to which they are, or shall upon their creation become, party.

Section 4.        CONDITION TO EFFECTIVENESS.

         Sections 1, 2 and 3 of this Amendment shall become effective only upon the date on or before June 30, 1999 (the "Effective Date") of the payment by Borrower to Agent, for distribution to each Lender party to this Amendment (or, if applicable, its successors and


                                       2                               EXECUTION
assigns), a non-refundable fee in immediately available funds in an amount equal to 0.30% of such Lender's Commitment, payment of which may be made at Borrower's sole election.

Section 5.        BORROWER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Trust or Corporate Power and Authority. Borrower and each Guarantor has all requisite trust or corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Loan Agreement as amended by this Amendment (the "Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary trust or corporate action on the part of Borrower and Guarantors.

         C. No Conflict. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its
Subsidiaries, the Declaration or Trust, or Certificates or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the date hereof.

         D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and each Guarantor and are the legally valid and binding obligations of Borrower and Guarantors against Borrower and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.



                                       3                               EXECUTION

         F. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 6.        ACKNOWLEDGEMENT AND CONSENT

         Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the Loan Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that it will continue to guaranty to the fullest extent possible the full and punctual payment of the principal and interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower would accrue hereunder) on all Loans made to Borrower and the full and punctual payment of all other amounts payable by Borrower under the Loan Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362(e) of the United States Bankruptcy Code) subject to the limitations set forth in Section 9(a) of the Loan Agreement.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

Section 7.        MISCELLANEOUS

7.1      Reference  to and  Effect  on the Loan  Agreement  and the  Other  Loan
         Documents.

         A. On and after the Effective Date, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of the like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

         B. Except as specifically amended or waived by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.



                                       4                               EXECUTION

         C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.

7.2 Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.7 of the Loan Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

7.3 Headings. Sections and subsection heading in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purpose or be given any substantive effect.

7.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE SATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS OF LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

7.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon (i) the execution of a counterpart hereof by Borrower, Agent and Majority Lenders, and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the payment by Borrower to Administrative Agent, for distribution to the Lenders that have executed this Amendment, of a non-refundable amendment fee in immediately available funds in an amount equal to 0.20% of each such Lender's Commitment.

7.6 Non-Liability of Trustees. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY



                                       5                               EXECUTION

WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.




                                       6                               EXECUTION

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        HRPT PROPERTIES TRUST

                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        DRESDNER KLEINWORT BENSON
                                        NORTH AMERICA, LLC, as Agent


                                        By: /s/ Ronald K. Rapp
                                           Name:  Ronald K. Rapp
                                           Title: Vice Prsident


                                        By: /s/ Craig D. Meisner
                                           Name:  Craig D. Meisner
                                           Title: Vice President


                                        DRESDNER BANK AG, New York Branch
                                        and Grand Cayman Branch, as a Lender


                                        By: /s/ Andrew P. Nesi
                                           Name:  Andrew P. Nesi
                                           Title: Vice President


                                        By: /s/ Charles M. O'Shea
                                           Name:  Charles M. O'Shea
                                           Title: Vice President


                                        FLEET NATIONAL BANK,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Ginger Stolzenthaler
                                           Name:  G. Stolzenthaler
                                           Title: SVP




                                       S-1                             EXECUTION

                                        ABBEY NATIONAL TREASURY SERVICES PLC,
                                        as a Lender


                                        By: /s/
                                           Name:
                                           Title:


                                        ARAB AMERICAN BANK,
                                        as a Lender


                                        By: /s/ Carmelo L. Foti
                                           Name:  Carmelo L. Foti
                                           Title: Vice President


                                        By: /s/ William G. Reynolds
                                           Name:  William G. Reynolds
                                           Title: Vice President


                                        BANKBOSTON, N.A.
                                        as a Lender


                                        By: /s/ William M. Cotter
                                           Name:  William M. Cotter
                                           Title: Director


                                        BANK HAPOALIM B.M.,
                                        as a Lender


                                        By: /s/ Amram Lador
                                           Name:  Amram (Rami) Lador
                                           Title: First V.P. & Branch Manager
                                                  Bank Hapoalim
                                                  Philadelphia Branch

                                        By: /s/ Ellen S. Frank
                                           Name:  Ellen S. Frank
                                           Title: Vice President


                                       S-2                             EXECUTION

                                        BANK OF IRELAND,
                                        as a Lender


                                        By: /s/ Catherine Strecker
                                           Name:  Catherine Strecker
                                           Title: Manager


                                        BANK OF MONTREAL, as a Lender


                                        By: /s/ L.A. Durning
                                           Name:  L.A. Durning
                                           Title: Portfolio Manager


                                        BANQUE NATIONALE DE PARIS, as a Lender


                                        By: /s/ Alan W. Barkley
                                           Name:  Alan W. Barkley
                                           Title: Vice President


                                        By: /s/ Mark McElwain
                                           Name:  Mark McElwain
                                           Title: Assistant Vice President


                                        CIBC INC., as a Lender


                                        By: /s/ Gerald Girardi
                                           Name:  Gerald Girardi
                                           Title: Executive Director
                                                  CIBC Oppenheimer Corp.,
                                                    AS AGENT


                                        COMERICA BANK, as a Lender


                                        By: /s/ Leslie Vogel
                                           Name:  Leslie Vogel
                                           Title: Account Officer



                                      S-3                              EXECUTION

                                        CREDIT LYONNAIS New York Branch,
                                        as a Lender


                                        By: /s/ John Oberle
                                           Name:  John Oberle
                                           Title: Vice President


                                        DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK AG
                                        Cayman Island Branch, as a Lender


                                        By: /s/ Linda J. O'Connell
                                           Name:  Linda J. O'Connell
                                           Title: Vice President


                                        By: /s/ Karen A. Brinkman
                                           Name:  Karen A. Brinkman
                                           Title: Vice President


                                        FIRST UNION NATIONAL BANK,
                                        as a Lender


                                        By: /s/ Valerie A. Cline
                                           Name:  Valerie A. Cline
                                           Title: Director


                                        KEY CORPORATE CAPITAL INC.,
                                        as a Lender


                                        By: /s/ Jeffrey Kalinowski
                                           Name:  Jeffrey Kalinowski
                                           Title: Officer


                                       S-4                             EXECUTION

                                        RIGGS BANK N.A.,
                                        as a Lender


                                        By: /s/ Craig A. Havard
                                           Name:  Craig A. Havard
                                           Title: Vice President


                                        RZB FINANCE LLC,
                                        as a Lender


                                        By: /s/ John A. Valiska
                                           Name:  John A. Valiska
                                           Title: Vice President


                                        By: /s/ Dieter Beintrexler
                                           Name:  Dieter Beintrexler
                                           Title: President


                                        SOCIETE GENERALE,
                                        as a Lender


                                        By: /s/ Sedare Coradin
                                           Name:  Sedare Coradin
                                           Title: Vice President


                                        By: /s/ Jerry Parisi
                                           Name:  Jerry Parisi
                                           Title: Director


                                        THE BANK OF NEW YORK,
                                        as a Lender


                                        By: /s/ Thomas C. McCrohan
                                           Name:  Thomas C. McCrohan
                                           Title: Vice President



                                      S-5                              EXECUTION

                                        THE BANK OF NOVA SCOTIA,
                                        New York Agency, as a Lender


                                        By: /s/ Christopher I. Grant
                                           Name:  Christopher I. Grant
                                           Title: Senior Relationship Manager


                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LTD.,  New York Branch,
                                        as a Lender


                                        By: /s/ Junichi Ebihara
                                           Name:  Junichi Ebihara
                                           Title: Deputy General Manager


                                        VIA BANQUE, as a Lender


                                        By: /s/
                                           Name:
                                           Title:


                                        By:
                                           Name:
                                           Title:


                                      S-6                              EXECUTION

For the purposes of Section 7:          HEALTH AND RETIREMENT
                                        PROPERTIES INTERNATIONAL, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        CAUSEWAY HOLDINGS INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        CHURCH CREEK CORPORATION


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB ACQUISITION TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB LA PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer



                                      S-7                              EXECUTION

                                        HUB RI PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB WOODMONT INVESTMENT TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB REALTY FUNDING, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB MANAGEMENT, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB REALTY COLLEGE PARK, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        INDEMNITY COLLECTION CORPORATION


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer



                                      S-8                              EXECUTION

                                        HUB REALTY KANSAS CITY, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB REALTY GOLDEN, INC.


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB REALTY COLLEGE PARK I, LLC, By HUB
                                        Management, Inc., its Manager


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        HUB LA LIMITED PARTNERSHIP


                                        BY HUB LA Prop Trust, its general
                                        partner


                                              By: /s/ Ajay Saini
                                                 Name:  Ajay Saini
                                                 Title: Treasurer


                                        HUB WOODMONT LLC, By HUB Woodmont
                                        Investment Trust, its Manager


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer



                                      S-9                              EXECUTION

                                        1735 MARKET STREET PROPERTIES TRUST


                                        By: /s/ David J. Hegarty
                                           Name:  David J. Hegarty
                                           Title: Vice President


                                        NINE PENN CENTER ASSOCIATES, L.P.


                                        BY NINE PENN CENTER PROPERTIES TRUST,
                                        its general partner


                                              By: /s/ David J. Hegarty
                                                 Name:  David J. Hegarty
                                                 Title: Vice President


                                        NINE PENN CENTER PROPERTIES TRUST


                                        By: /s/ David J. Hegarty
                                           Name:  David J. Hegarty
                                           Title: Vice President


                                        RESEARCH PARK PROPERTIES TRUST


                                        By: /s/ David J. Hegarty
                                           Name:  David J. Hegarty
                                           Title: Vice President



                                      S-10                             EXECUTION

                                        SENIOR HOUSING PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        SPTMRT PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        SPTIHS PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        SPTSUN PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        SPTMISC PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer


                                        SPTMNR PROPERTIES TRUST


                                        By: /s/ Ajay Saini
                                           Name:  Ajay Saini
                                           Title: Treasurer



                                      S-11                             EXECUTION

                                        SPTBROOK PROPERTIES TRUST


                                        By: /s/
                                           Name:
                                           Title:


                                        SPTGEN PROPERTIES TRUST


                                        By: /s/
                                           Name:
                                           Title: